UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021

Commission File Number	Name of Registrant, Address of Principal, Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $1.00 per share	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On May 20, 2021, Spire Missouri Inc. (“Spire Missouri”), a wholly owned subsidiary of Spire Inc., issued $305 million in aggregate principal amount of its 3.300% Series First Mortgage Bonds due 2051 (the “Bonds”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) between Spire Missouri and the several underwriters named therein, for whom J.P. Morgan Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. acted as representatives.
The Bonds were issued pursuant to Spire Missouri’s registration statement on Form
S-3
(Registration
No. 333-231443-01)
filed with the Securities and Exchange Commission on May 14, 2019, as amended by Post-Effective Amendment No. 1 thereto, filed on February 8, 2021 (as amended, the “Registration Statement”), and the related prospectus dated May 13, 2021 and prospectus supplement dated May 13, 2021. The Bonds will be governed by the Mortgage and Deed of Trust, dated as of February 1, 1945, between Spire Missouri and UMB Bank & Trust, N.A., as successor trustee, as amended and supplemented by all supplemental indentures thereto, the latest of which is the Thirty-Fifth Supplemental Indenture relating to the Bonds, dated as of May 20, 2021.
Spire Missouri intends to use the net proceeds from the offering of the Bonds to pay the redemption price (including the make-whole premium) of and accrued interest on Spire Missouri’s outstanding $55 million principal amount of first mortgage bonds, 3.00% Series due March 15, 2023, which it has called for redemption on May 24, 2021, to repay short-term indebtedness and for general corporate purposes.
This Current Report on Form
8-K
is being filed to report as exhibits certain documents in connection with the offering and sale of the Bonds for incorporation by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1
Underwriting Agreement, dated May 13, 2021, between Spire Missouri Inc. and the several Underwriters named in Exhibit A thereto, for whom J.P. Morgan Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. acted as representatives.

4.1	Thirty-Fifth Supplemental Indenture, dated as of May 20, 2021, between Spire Missouri and UMB Bank & Trust, N.A., as trustee.

4.2	Form of 3.300% Series First Mortgage Bonds due 2051 (included in Exhibit 4.1).

5.1	Opinion of Mark C. Darrell, Esq.

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: May 20, 2021
	By:	/s/ Adam W. Woodard
Adam W. Woodard
Vice President and Treasurer

SPIRE MISSOURI INC.

Date: May 20, 2021
	By:	/s/ Adam W. Woodard
Adam W. Woodard
Chief Financial Officer and Treasurer